Security Information








Security Purchased


CUSIP
585464100


Issuer
MELCO PBL ENTERTAINMENT


Underwriters
Citigroup, CSFB, UBS, CIBC, CLSA Ltd, DBSI,
JP Morgan


Years of continuous operation, including predecessors
> 3 years


Ticker
MPEL US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/19/2006


Total dollar amount of offering sold to QIBs
 $                                               1,144,750,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,144,750,000


Public offering price
 $                                                           19.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.24


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,300
 $                     43,700
0.00%



DWS International Select Equity VIP
Chicago
7,800
 $                   148,200
0.01%



New York Funds







DWS Global Thematic Fund
New York
                        23,000
 $                   437,000
0.04%



DWS International Equity Fund
New York
5,600
 $                   106,400
0.01%



DWS International Fund
New York
29,700
 $                   564,300
0.05%



DWS International Select Equity Fund
New York
7,400
 $                   140,600
0.01%



DWS International VIP
New York
12,200
 $                   231,800
0.02%



DWS RREEF Global Real Estate Securities Fund
New York
13,450
 $                   255,550
0.02%



Total

101,450
 $                 1,927,550
0.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
DE000501357


Issuer
AXEL SPRINGER AG


Underwriters
DBSI, Citigroup, Dresdner Kleinwort, JP Morgan,
Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Ticker
SPR GR


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Dresdner Kleinwort


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/6/2006


Total dollar amount of offering sold to QIBs
 $                                                 530,580,987


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 530,580,987


Public offering price
 $                                                         162.21


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.80


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
5,200
 $                     98,800
0.01%



New York Funds







DWS Global Thematic Fund
New York
                        51,500
 $                   978,500
0.09%



Total

56,700
 $                 1,077,300
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
LU0269583422


Issuer
GAGFAH SA


Underwriters
DBSI, Dresdner Kleinwort, Goldman Sachs,
Morgan Stanley, DZ Bank AG, Lehman Brothers,
Norddeutsche Landesbank, Sal Oppenheim Jr &
Cie


Years of continuous operation, including predecessors
> 3 years


Ticker
GFJ GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/19/2006


Total dollar amount of offering sold to QIBs
 $                                               1,067,290,168


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,067,290,168


Public offering price
 $                                                           23.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.32


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
6,500
 $                   123,500
0.01%



DWS International Select Equity VIP
Chicago
25,800
 $                   490,200
0.04%



New York Funds







DWS Global Thematic Fund
New York
62,900
 $                 1,195,100
0.10%



DWS International Equity Fund
New York
                        15,000
 $                   285,000
0.02%



DWS International Fund
New York
                        80,200
 $                 1,523,800
0.13%



DWS International Select Equity Fund
New York
                        24,700
 $                   469,300
0.04%



DWS International VIP
New York
                        31,900
 $                   606,100
0.05%



DWS RREEF Global Real Estate Securities Fund
New York
                        26,550
 $                   504,450
0.04%



Total

273,550
 $                 5,197,450
0.45%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.